Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

          In connection with the accompanying Annual Report of Moro Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2003 (the "Report"), I, David W. Menard, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 13, 2004                                /s/ David W. Menard

                                                     -------------------
                                                     David W. Menard
                                                     Chief Executive Officer
                                                     and Chief Financial Officer